UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 28, 2010

FOUR STAR HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-53439	26-1427633
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number
100 Four Star Lane Odenville, AL 35120 (Address of principal executive offices including zip code)

(205) 640-3726
(Registrant’s telephone number, including area code)

__________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Dismissal of Independent Accountant

On June 28, 2010, Four Star Holdings, Inc. (the “Company”) advised Lake & Associates CPAs, LLC (the “Former Auditor”) that it was dismissed as the Company’s independent registered public accounting firm.  Except as noted in paragraph immediately below, the reports of the Former Auditor on the Company’s consolidated financial statements for the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of the Former Auditor on the Company’s consolidated financial statements as of and for the years ended December 31, 2009 and December 31, 2008, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the years ended December 31, 2009 and December 31, 2008, and through the June 28, 2010 (the interim period), the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2009 and December 31, 2008, and through the June 28, 2010, (the interim period) there was a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K in connection with the filing of Form 10Q for the first quarter of 2010 without a review of an independent and registered certified public accounting firm. This matter came to the attention of the preceding auditor who advised the Company that it will be required to file a Form 10-Q/A including a consent letter from the succeeding auditor that relinquishes the Former Auditor of any responsibility thereof. The Company has, according to an SEC comment letter date July 12, 2010, File No. 000-53439, filed an amended 10-Q with a review from and independent registered certified public accountant.

The decision to dismiss the Former Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee.

On June 30th, 2010, the Company hired Douglas A. Labrozzi of Miami, Florida as its independent auditor. Mr. Labrozzi will audit the 2010 financial statements for the Company and review the quarterly financials for 2010 and 2011 in connection with filing periodic 10-Q reports.

The decision to dismiss the Former Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee.

Item 9.01  Financial Statements and Exhibits

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from Lake & Associates CPAs, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Four Star Holdings, Inc.

Date: July 16, 2010	By: /s/ Alvin Rhoney
Alvin Rhoney
Chief Financial Officer